UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 7, 2006

LAIDLAW INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400, Naperville, Illinois		60563
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 848-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[x]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 6, 2006 we issued a press release entitled "Laidlaw International, Inc. Announces Third Quarter Financial Results" which, among other things, set forth disclosure regarding our results of operations for the third quarter ended May 31, 2006, updated fiscal 2006 guidance and announced the Company had declared a dividend of $0.15 per share to the owners of the Company's common stock. A copy of this press release is furnished as part of this current report on Form 8-K as exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 6, 2006 we issued a press release which, among other things, announced that effective July 11, 2006, Douglas Carty will assume the role of President and Chief Executive Officer of the Company's school bus transportation segment, Laidlaw Education Services and step down from his current position as Executive Vice President, Chief Financial Officer of Laidlaw International, Inc. Additionally, Jeffrey Sanders will be promoted to Vice President, Chief Financial Officer from his current position as Vice President, Corporate Development and Controller. A copy of this press release is furnished as part of this current report on Form 8-K as exhibit 99.1 and is incorporated herein in its entirety by reference.

On July 5, 2006, we issued a press release announcing the appointment of Mary Jordan as Executive Vice President, Human Resources and Internal Communications of Laidlaw International, Inc. A copy of this press release is furnished as a part of this current report on Form 8-K as exhibit 99.2 and is incorporated herein in its entirety by reference. In conjunction with the arrival of Ms. Jordan, Edward Jones will no longer serve as Vice President, Human Resources for Laidlaw International, Inc., but will continue to serve as Vice President, Human Resources for Laidlaw Education Services.

Item 8.01 Other Events.

On July 6, 2006 we issued a press release which, among other things announced a $500 million share repurchase program funded by a $500 million debt facility. A copy of this press release is furnished as part of this current report on Form 8-K as exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated July 6, 2006
99.2 Press Release dated July 5, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

July 7, 2006	By:	Douglas A. Carty

Name: Douglas A. Carty
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 6, 2006
99.2	Press Release dated July 5, 2006